Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Mary F. Walrath

OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

POST-CONFIRMATION QUARTERLY SUMMARY REPORT

For the Period October 1, 2014 through December 31, 2014

Report	Appendix	Explanation Attached
Unaudited Consolidated Statement of Cash Receipts and Disbursements	B
Schedule of Disbursements by Legal Entity	C
Consolidated Overseas Shipholding Group, Inc. Balance Sheet as of December 31, 2014	D	X

Pursuant to 28 U.S.C. Section 1746(2), I hereby declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge and belief.

/s/ Rick F. Oricchio	February 2, 2015
Rick F. Oricchio	Date
Senior Vice President and Chief Financial Officer

Overseas Shipholding Group, Inc.

Notes:

[1]	Refer to Appendix A for a full listing of the Debtors as of October 1, 2014.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. Overseas Shipholding Group, Inc. (the “Company”) maintains its books and records on a business unit reporting level and those units do not in all cases correspond to legal entities. Certain assumptions have been made as noted herein. In addition, the Company maintains certain liabilities on its balance sheet (such as administrative payroll, benefits, professional fees and tax related liabilities) that may relate to one or more of the Company’s subsidiaries and no conclusion as to the legal obligation is made by the presentation herein. Nothing contained herein shall constitute a waiver of any of the Debtors or the Reorganized Debtors’ rights or an admission with respect to their Chapter 11 Cases (as defined in the Equity Plan), including, but not limited to, matters involving objections to claims, equitable subordination, defenses, characterization or re-characterization of contracts, under the provisions of Title 11 of the United States Code (the “Bankruptcy Code”) and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers. The statements contained herein (including estimates) other than historical data and information constitute forward-looking statements. These statements involve risks, assumptions and uncertainties that could cause the actual results of the Debtors or reorganized Debtors to differ materially from those stated or implied by such forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements after the date of this report.

Post-Confirmation Quarterly Summary Report

October 1, 2014 through December 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Mary F. Walrath

Appendix A

Debtors Listing as of October 1, 2014

Company Legal Name	Case No.
Overseas Shipholding Group, Inc.	12-20000
OSG International, Inc.	12-20001
OSG Bulk Ships, Inc.	12-20002
Ambermar Tanker Corporation	12-20011
Crown Tanker Corporation	12-20032
DHT Ania Aframax Corp.	12-20035
Fourth Aframax Tanker Corporation	12-20049
Goldmar Limited	12-20051
Juneau Tanker Corporation	12-20057
Limar Charter Corporation	12-20062
Luxmar Tanker LLC	12-20064
Maremar Tanker LLC	12-20068
Maritrans General Partner Inc.	12-20070
Maritrans Operating Company L.P.	12-20071
Oak Tanker Corporation	12-20076
Ocean Bulk Ships, Inc.	12-20077
OSG 254 LLC	12-20087
OSG America L.P.	12-20090
OSG America LLC	12-20091
OSG America Operating Company LLC	12-20092
OSG Car Carriers, Inc.	12-20093
OSG Delaware Bay Lightering LLC	12-20098
OSG Lightering LLC	12-20109
OSG Maritrans Parent LLC	12-20113
OSG Product Tankers II, LLC	12-20118
OSG Product Tankers, LLC	12-20120
OSG Ship Management, Inc.	12-20123
Overseas Los Angeles LLC	12-20133
Overseas Martinez LLC	12-20134
Overseas ST Holding LLC	12-20143
Overseas Tampa LLC	12-20144
Vivian Tankships Corporation	12-20178

Post-Confirmation Quarterly Summary Report

October 1, 2014 through December 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Mary F. Walrath

Appendix B
Overseas Shipholding Group, Inc.
Unaudited Consolidated Statement of Cash Receipts and Disbursements
For the Period October 1, 2014 through December 31, 2014
(in thousands of dollars)

Beginning Cash Balance	$428,048

Cash Receipts:
Vessel Related Receipts	211,395
Sale of Debtors' Assets	66,363
Other Receipts[1]	17,663
Total Receipts	295,421

Cash Disbursements:
Claim Distributions	491
Vessel Related Disbursements	105,050
General and Administrative:
Compensation & Benefits	25,826
Other General & Administrative	18,114
Taxes	691
Restructuring Costs and Loan Related Payments	59,309
U.S. Trustee Fees	1,041
Other Disbursements	543
Total Disbursements	211,065

Ending Cash Balance	$512,404

[1] Other Receipts includes items such as distributions from joint ventures, release of restricted cash and vendor deposits, insurance claim receipts and other miscellaneous refunds and receipts.

Post-Confirmation Quarterly Summary Report

October 1, 2014 through December 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Mary F. Walrath

Appendix C
Overseas Shipholding Group, Inc., et. al.
Schedule of Disbursements by Legal Entity
For the Period October 1, 2014 through December 31, 2014

Filing Entities	Case No.	Disbursement Under the Plan	Bankruptcy Professional	Ordinary Course Payments	Total Payments
Overseas Shipholding Group, Inc.	12-20000	$476,632	$349,574	$2,936,793	$3,762,999
OSG International, Inc.	12-20001	-	349,574	13,467,200	13,816,774
OSG Bulk Ships, Inc.	12-20002	-	349,574	12,029,902	12,379,476
Ambermar Tanker Corporation	12-20011	-	205,842	8,992	214,835
Crown Tanker Corporation	12-20032	-	349,574	46,771	396,345
DHT Ania Aframax Corp.	12-20035	-	349,574	46,771	396,345
Fourth Aframax Tanker Corporation	12-20049	-	349,574	46,771	396,345
Goldmar Limited	12-20051	-	205,842	388,267	594,110
Juneau Tanker Corporation	12-20057	-	349,574	46,771	396,345
Limar Charter Corporation	12-20062	-	205,842	8,992	214,835
Luxmar Tanker LLC	12-20064	-	349,574	46,831	396,405
Maremar Tanker LLC	12-20068	-	205,842	9,728	215,571
Maritrans General Partner Inc.	12-20070	-	205,842	8,992	214,835
Maritrans Operating Company L.P.	12-20071	-	205,842	8,992	214,835
Oak Tanker Corporation	12-20076	-	205,842	508,431	714,274
Ocean Bulk Ships, Inc.	12-20077	-	349,574	46,771	396,345
OSG 254 LLC	12-20087	-	205,842	126,493	332,336
OSG America L.P.	12-20090	-	205,842	8,992	214,835
OSG America LLC	12-20091	-	205,842	8,992	214,835
OSG America Operating Company LLC	12-20092	-	205,842	21,921	227,763
OSG Car Carriers, Inc.	12-20093	-	349,574	46,771	396,345
OSG Delaware Bay Lightering LLC	12-20098	-	205,842	3,035,894	3,241,737
OSG Lightering LLC	12-20109	-	349,574	4,108,575	4,458,149
OSG Maritrans Parent LLC	12-20113	-	349,574	46,771	396,345
OSG Product Tankers II, LLC	12-20118	-	205,842	8,992	214,835
OSG Product Tankers, LLC	12-20120	-	205,842	8,992	214,835
OSG Ship Management, Inc.	12-20123	14,839	349,574	6,117,875	6,482,288
Overseas Los Angeles LLC	12-20133	-	349,574	2,914,373	3,263,947
Overseas Martinez LLC	12-20134	-	292,612	2,619,545	2,912,157
Overseas ST Holding LLC	12-20143	-	349,574	3,659,688	4,009,262
Overseas Tampa LLC	12-20144	-	205,842	1,803,594	2,009,437
Vivian Tankships Corporation	12-20178	-	349,574	46,771	396,345

		$491,471	$8,973,433	$54,241,217	$63,706,121

Post-Confirmation Quarterly Summary Report

October 1, 2014 through December 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Mary F. Walrath

Appendix D

Overseas Shipholding Group, Inc.

Audited Consolidated Balance Sheet

As of December 31, 2014

Explanatory Note: This item will be filed as a supplement to this report subsequent to its filing with the Securities and Exchange Commission.

Post-Confirmation Quarterly Summary Report

October 1, 2014 through December 31, 2014